UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On September 27, 2012, McEwen Mining Inc. (the “Company”) made a marketing presentation which included an update on its possible rights offering to shareholders, which offering was first discussed in a press release issued on August 8, 2012.   A copy of the updated information in the form of a power point slide is attached to this report as Exhibit 99.1.

On September 28, 2012, the Company issued a shareholder communication including the final photo update regarding developments at its El Gallo project, in Sinaloa state, Mexico.  A copy of the shareholder communication, including slides, is attached to this report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibit.  The following exhibits are furnished with this report:

99.1	Power Point Slide issued September 27, 2012

99.2	Shareholder communication dated September 28, 2012, including slides.

Cautionary Statement Regarding Forward-Looking Information

With the exception of historical matters, the matters discussed in the shareholder communication and Power Point may include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements may include, among others, statements regarding current and future exploration and development activities, estimated production schedules and the Company’s future cash flows. Factors that could cause actual results to differ materially from projections or estimates include, among others, metals prices, economic and market conditions, start-up of milling operations and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the shareholder communication, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Cautionary Statement Regarding Other Information

This announcement contains information that is being made pursuant to and in accordance with Rule 135 of the Securities Act of 1933, as amended.  This information does not constitute an offer to sell or the solicitation of an offer to buy securities.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: September 28, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power Point Slide issued September 27, 2012

99.2	Shareholder communication dated September 28, 2012, including slides.